UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2021

Stratim Cloud Acquisition Corp.

 (Exact name of registrant as specified in its charter)

Delaware	001-40191	85-2547650
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1605 Pine Cone Circle
Incline Village, Nevada	89451
(Address of principal executive offices)	(Zip Code)

(775) 318-3629

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	SCAQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SCAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SCAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2021, Scott Wagner resigned from the board of directors (the “Board”), and all committees thereto, of Stratim Cloud Acquisition Corp. (the “Company”). Mr. Wagner advised the Company that his decision to resign was not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.

On June 18, 2021, the Board appointed Kabir Misra to serve as a member of the Board, effective immediately. Mr. Misra was also appointed to the Board’s (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating and Corporate Governance Committee. In addition, the Board determined that Mr. Misra was an “independent director” under the applicable listing rules of the Nasdaq Stock Market (the “Listing Rules”).

In connection with his appointment to the Board, Mr. Misra will enter into a letter agreement and an indemnity agreement on substantially the same terms as the forms thereof previously entered into by and between the Company and each of its other directors in connection with the Company’s initial public offering, which were previously filed as exhibits 10.2 and 10.8 to the Company’s Registration Statement on Form S-1 (File No. 333-253174) and are incorporated herein by reference. In addition, in connection with their appointment to the Board, Stratim Cloud Acquisition, LLC, the Company’s sponsor, intends to transfer 25,000 shares of the Company’s Class B common stock, par value $0.0001, to Mr. Misra at their original purchase price of $0.004 per share.

Other than the foregoing, Mr. Misra is not party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratim Cloud Acquisition Corp.

Date: June 18, 2021	By:	/s/ Sreekanth Ravi
	Name:	Sreekanth Ravi
	Title:	Chief Executive Officer

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